DEBTOR(S): Midway Gold US Inc.

CASE NUMBER: 15-16835

MONTHLY OPERATING REPORT
CHAPTER 11

Form 2-A
COVER SHEET

For Period End Date: 5/31/2017

	Accrual Basis	Cash Basis
Accounting Method:	X	

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
X		1. Cash Receipts and Disursements Statement (Form 2-B)
X		2. Balance Sheet (Form 2-C)
X		3. Profit and Loss Statement (Form 2-D)
X		4. Supporting Schedules (Form 2-E)
X		5. Quarterly Fee Summary (Form 2-F)
X		6. Narrative (Form 2-G)
X		7. Bank Statements for All Bank Accounts *(Redact all but last 4 digits of account number and remove check images)*
X		8. Bank Statement Reconciliations for all Bank Accounts
N/A		9. Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on: 6/30/2017

Print Name: Dan Brosious

Signature: [signature]

Title: Chief Restructuring Officer

Rev. 6/30/2017

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CURRENT MONTH)

5/1/2017 to 5/31/2017 Month 05-17

CASH FLOW SUMMARY		Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. Beginning Cash Balance	$	342	17,782,858	1,071	-	100	0	100	60,175	107	206	498,394	-	-	-	18,343,353
2. Cash Receipts																
Sales		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Sale of Assets		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		-	-	20,000	-	-	-	-	-	500	500	-	-	-	-	21,000 [2]
Miscellaneous		-	124	-	-	-	-	-	-	-	-	-	-	-	-	124
Total Cash Receipts	$	0	124	20,000	-	0	0	0	0	500	500	-	-	-	-	21,124
3. Cash Disbursements																
Operations		(30)	(45,357)	(12,100)	-	-	-	-	-	-	-	(312)	-	-	-	(57,798) [6]
Debt Service/Secured loan payment		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Professional fees/U.S. Trustee fees		-	(31,142)	-	-	-	-	-	-	-	-	-	-	-	-	(31,142)
Professional fees paid from retainer		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		-	(21,000)	-	-	-	-	-	-	-	-	-	-	-	-	(21,000) [2]
Total Cash Disbursements	$	(30)	(97,498)	(12,100)	-	0	0	0	0	-	-	(312)	-	-	-	(109,940)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		(30)	(97,374)	7,900	-	-	0	-	0	500	500	(312)	-	-	-	(88,816)
5 Ending Cash Balance (to Form 2-C)	$	313	17,685,484	8,971	-	100	0	100	60,175	607	706	498,082	-	-	-	18,254,537

CASH BALANCE SUMMARY

	Financial Institution	Balance 31-May-17
NA		
MDW Corp	TD Canada Trust (CAD)	$ 313 [4]
Midway Gold US	Wells Fargo N.A.	17,685,484
Midway Services Company	Wells Fargo N.A.	8,971
Nevada Talon	Wells Fargo N.A.	706
Realty	Wells Fargo N.A.	498,082
RR Exploration	Wells Fargo N.A.	607
Mine Services LLC [3]	Wells Fargo N.A.	363
MDW Pan Hold Co.	Wells Fargo N.A.	100
MDW GR Hold Co.	Wells Fargo N.A.	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100
MDW Pan LLP	Wells Fargo N.A.	0
MDW Pan LLP	BNY Mellon	0
MDW Gold Rock LLP	Wells Fargo N.A.	60,175
		$ 18,255,100 [5]

[1] Current month beginning cash balance should equal the previous month's ending balance.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $366.76
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.
[6] Monthly activity of $61,983 on Midway Gold Corp is related to recording an adjustment for cumulative FX differences for USD.

DEBTOR(S): Midway Gold US Inc.　　　CASE NO: 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CUMULATIVE CASE TO DATE)

For Period 6/22/2015 to 5/31/2017

CASH FLOW SUMMARY		Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. Beginning Cash Balance	$	280,447	14,511	84,638	-	100	419,144	100	3,494	4,733	919	2,930	-	-	-	811,014 [1]
2. Cash Receipts																
Sales		-	-	-	-	-	21,955,167	-	-	-	-	-	-	-	-	21,955,167
Sale of Assets		-	29,886,449	-	-	-	-	-	-	-	-	500,732	-	-	-	30,387,182
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		484,818	5,896,588	4,970,000	-	5,019,208	404,872	715,208	715,000	149,325	56,825	6,500	-	-	-	18,418,345 [2]
Miscellaneous		62,855	968,540	76,150	-	-	679,419	-	61,511	-	-	-	-	-	-	1,848,474
Total Cash Receipts	$	547,673	36,751,577	5,046,150	-	5,019,208	23,039,458	715,208	776,511	149,325	56,825	507,232	-	-	-	72,609,168
3. Cash Disbursements																
Operations		(369,507)	(3,650,833)	(5,090,617)	-	(208)	(10,665,537)	(208)	(695,886)	(150,200)	(53,762)	(9,480)	-	-	-	(20,686,239) [6]
Debt Service/Secured loan payment		-	-	-	-	-	(5,890,616)	-	-	-	-	-	-	-	-	(5,890,616)
Professional fees/U.S. Trustee fees		(242,837)	(8,358,436)	(31,200)	-	-	(1,478,367)	-	(23,944)	(3,250)	(3,275)	(2,600)	-	-	-	(10,143,910)
Professional fees paid from retainer		(20,174)	(1,105)	-	-	-	-	-	-	-	-	-	-	-	-	(21,279)
Intercompany Transfer		(195,288)	(7,070,231)	-	-	(5,019,000)	(5,424,081)	(715,000)	-	-	-	-	-	-	-	(18,423,600) [2]
Total Cash Disbursements	$	(827,807)	(19,080,605)	(5,121,817)	-	(5,019,208)	(23,458,601)	(715,208)	(719,830)	(153,451)	(57,037)	(12,080)	-	-	-	(55,165,645)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		(280,134)	17,670,973	(75,667)	-	-	(419,143)	-	56,681	(4,126)	(212)	495,153	-	-	-	17,443,523
5 Ending Cash Balance (to Form 2-C)	$	313	17,685,484	8,971	-	100	0	100	60,175	607	706	498,082	-	-	-	18,254,538

CASH BALANCE SUMMARY

NA	Financial Institution		Book Balance 31-May-17			Book Balance 21-Jun-15
MDW Corp	TD Canada Trust (CAD)	$	313	[4]	$	280,447
Midway Gold US	Wells Fargo N.A.		17,685,484			14,511
Midway Services Company	Wells Fargo N.A.		8,971			84,638
Nevada Talon	Wells Fargo N.A.		706			919
Realty	Wells Fargo N.A.		498,082			2,930
RR Exploration	Wells Fargo N.A.		607			4,733
Mine Services LLC [3]	Wells Fargo N.A.		363			363
MDW Pan Hold Co.	Wells Fargo N.A.		100			100
MDW GR Hold Co.	Wells Fargo N.A.		100			100
Midway Pan Mine Co. [3]	Wells Fargo N.A.		100			100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.		100			100
MDW Pan LLP	Rex. 8/31/2016		0			382,665
MDW Pan LLP	BNY Mellon		0			36,478
MDW Gold Rock LLP	Wells Fargo N.A.		60,175			3,494
		$	18,255,100	[5]	$	811,577

[1] Accumulated beginning cash balance is the cash available at the commencement of the case.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities and exchange rates.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $356.75
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.
[6] Monthly activity of $61,983 on Midway Gold Corp is related to recording an adjustment for cumulative FX differences for USD.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

CASH DISBURSEMENTS BY DEBTOR (CURRENT MONTH)

5/1/2017 to 5/31/2017 Month 05-17

Case No.	Case Name	# of Bank Accounts	Total Monthly Disbursements by Debtor	Less: Intercompany Transfers	Amount to Quarterly Trustee Fees
15-16835	Midway Gold Corp. US (Midway Gold US)	One Wells Fargo	(97,498)	(21,000)	(76,498)
15-16836	Midway Gold Corp. (MDW Corp)	One Canadian Account	(30)	-	(30)
15-16837	Golden Eagle Holding	No Bank Account	-	-	-
15-16838	MDW-GR Holding	One Wells Fargo	-	-	-
15-16839	RR Exploration	One Wells Fargo	-	-	-
15-16840	Midway Services Co.	One Wells Fargo	(12,100)	-	(12,100)
15-16841	Nevada Talon, LLC	One Wells Fargo	-	-	-
15-16842	MDW Pan Holding	One Wells Fargo	-	-	-
15-16843	MDW Pan, LLP	One Wells Fargo / Four BNY Mellon	-	-	-
					-
15-16844	MDW Gold Rock, LLP	One Wells Fargo	-	-	-
15-16845	Midway Gold Realty	One Wells Fargo	(312)	-	(312)
15-16846	MDW Mine ULC	No Bank Account	-	-	-
15-16847	GEH (BC) Holding	No Bank Account	-	-	-
15-16848	GEH (US) Holding	No Bank Account	-	-	-
	Total		**(109,940)**	**(21,000)**	**(88,940)**

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 5/1/2017 to 5/31/2017

CASH RECEIPTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Date	Payer	Entity	Description		Amount (USD$)
5/31/2017	Wells Fargo	2	Miscellaneous		123.90
5/8/2017	Wells Fargo	5	Intercompany Transfer		500.00
5/8/2017	Wells Fargo	10	Intercompany Transfer		500.00
5/8/2017	Wells Fargo	16	Intercompany Transfer		10,000.00
5/23/2017	Wells Fargo	16	Intercompany Transfer		10,000.00
			Total Sales	$	0.00
			Total Intercompany Transfers	$	21,000.00
			Total Sale of Assets	$	0.00
			Total Miscellaneous	$	123.90
			Total Cash Receipts	$	**21,123.90** [1]

Rev. 6/30/2017

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 5/1/2017 to 5/31/2017

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
21	5/31/2017	fees	Service charges	$	-29.56
				$	
2	5/8/2017		Co. 2 to Co.	$	-500.00
2	5/8/2017		Co. 2 to Co.	$	-500.00
2	5/8/2017		Co. 2 to Co. 16	$	-10,000.00
2	5/11/2017		Ernst & Young		-7,711.57
2	5/11/2017		Cassels Brock Blackwell LLP	$	-3,914.31
2	5/12/2017		Compushare	$	-758.48
2	5/12/2017	6457	Tab Products CO LLC	$	-61.56
2	5/12/2017	6458	Tonopah Public Utilities	$	-40.87
2	5/12/2017		Bank Fee	$	-18.97
2	5/12/2017	6459	KPMG LLP	$	-33,619.20
2	5/12/2017	145376	ISC dba Venture Tech	$	-5,717.60
2	5/12/2017	145377	Teresa Gustine	$	-1,100.00
2	5/15/2017		CT Corp	$	-3,300.00
2	5/23/2017		Co. 2 to Co. 16	$	-10,000.00
2	5/30/2017	145382	EPIQ	$	-19,129.74
2	5/30/2017	145383	Parr Brown Gee & Loveless	$	-386.00
2	5/30/2017	145384	Teresa Gustine	$	-739.99
				$	
9	5/11/2017	145379	C T Corporation	$	-311.68
				$	
16	5/1/2017		Rocky Mountain Reserve	$	-35.00
16	5/1/2017	145375	Vision Services Plan	$	-23.79
16	5/9/2017		Paycom	$	-4,345.12
16	5/10/2017	145378	United Healthcare - Duluth	$	-1,661.31
16	5/12/2017	1103	Principal	$	-1,168.84
16	5/23/2017		Paycom	$	-3,700.37
16	5/30/2017		Rocky Mountain Reserve	$	-758.87
16	5/30/2017		Vision Services Plan	$	-23.79
16	5/30/2017		MetLife Group Benefits		-382.95
			Total Cash Disbursements	$	-109,939.57 [1]

[1] Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

Rev. 6/30/2017

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: 5/31/2017

		CONSOLIDATED May 31, 2017 Actual	CONSOLIDATED June 21, 2015 Actual
Assets			
Total Current Assets			
Cash and Cash Equivalents		18,255,100	811,577
Accounts Receivable		1,494	201,443
Inventory		0	20,105,452
Prepaid		1,339,141	3,871,105
Other Current Assets		6,297	102,495
Total Current Assets		19,602,032	25,092,072
Investments		375	375
Investment in Partnerships		0	0
Property & Equipment		0	132,722,845
Reclamation Deposits		42	3,744,642
Mineral Properties		0	18,029,003
Other Long Term Assets		43,415	98,248
Total Long Term Assets		43,832	154,595,113
Total Assets		19,645,864	179,687,185
Current Liabilities			
Accounts Payable - Pre-Petition		(18,361,961)	(21,646,032)
Accounts Payable - Post-Petition		(384,282)	0
Reclamation and Remediation		0	(8,715)
Other Short Term Liabilities		(224,987)	(265,260)
Short Term Debt		(49,611,675)	(51,673,880)
Total Current Liabilities		(68,582,905)	(73,593,887)
Long Term Liabilities			
Reclamation and Remediation		0	(8,399,001)
Intercompany		(65)	(65)
Other Long Term Liabilities		0	(389,394)
Long Term Debt		0	0
Employee Related Benefits		0	(2,500)
Total Long Term Liabilities		(65)	(8,790,960)
Total Liabilities		(68,582,970)	(82,384,847)
Redeemable Preferred Stock		(59,953,067)	(54,382,285)
Shareholder's Equity			
Common Stock		(167,744,626)	(167,744,626)
Partnership Capital	NA	0	0
Accum OCI		556,290	556,290
Current Year Retained Earnings		1,247,290	25,463,917
Accumulated Deficit		274,831,219	98,804,366
Total Shareholder's Equity		108,890,173	(42,920,053)
Liability and Equity		(19,645,864)	(179,687,185)

[1] Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules.

Rev. 6/30/2017

DEBTOR(S):
CASE NO:

Form 2-D
PROFIT AND LOSS STATEMENT

For Period 5/1/2017 to 5/31/2017

	CONSOLIDATED May 2017 Actual		CONSOLIDATED January 2017 [1] Actual (Accum Post-Petition)
Revenue			
Sales	0		(21,952,883)
Total Revenue	0		(21,952,883)
Cost of Sales			
Cost of Goods Sold	0		16,900,088
Depreciation	0		7,762,294
Inventory Write-Down	0		10,387,265
Total Cost of Sales	0		35,049,647
Accretion	0		368,547
Mineral exploration expenditures	0		1,034,160
Impairment of Long Lived Assets	0		126,249,499
General & Administrative			
Consulting	14,175		3,104,683
Depreciation - CGA	0		280,979
Interest and bank charges	50		24,236
Legal, audit and accounting	202,573		4,930,249
Office & administrative	83,449		1,782,411
Salaries and benefits	11,491		2,105,800
Transfer agent and filing fees	1,472		71,550
Travel			11,792
Investor relations	0		67,259
Total General & Administrative	313,210		12,378,959
Total Operating Costs	313,210		175,080,812
Foreign exchange (gain) loss	271		63,005
Other income	(125)		1,477,221
(Gain) loss on disposal of PP&E	10,158		(10,460,523)
Interest and investment income			(2,117)
Total Other (Income) Expense	10,304		(8,922,414)
Restructuring Items	0		3,828,412
Net Loss Before Income Tax	323,514		148,033,926
Income tax recovery	0		0
Net Income	323,514		148,033,926

[1] Accumulated totals include all revenue and expenses since the petition date.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 1 of 2)
SUPPORTING SCHEDULES

For Period: 5/1/2017 to 5/31/2017

Summary of Post-Petition Taxes				
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal				
Employee income tax withheld	$589	$1,389	$989	$989
Employee FICA taxes withheld	303	853	578	578
Employer FICA taxes	303	853	578	578
Unemployment taxes				
Other:				
State				
Sales, use & excise taxes				
Unemployment taxes				
Other:				
Local				
Personal property taxes				
Real property taxes				
Other:				
			Total unpaid post-petition taxes	$2,145

[1] For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary				
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	*Premium paid through date
Workers' compensation	Federal INS	$1,000,000	8/1/2017	8/1/2017
General liability	Federal INS	1,000,000	8/1/2017	8/1/2017
Property (fire, theft, etc.)	National UN-PA	35,000,000	8/31/2016	8/31/2016
Vehicle	Federal INS	1,000,000	8/1/2017	8/1/2017
Other (list): Umbrella Liability	Federal INS	25,000,000	8/1/2017	8/1/2017
Other (list): Pollution Liability	Ironshore Specialty	5,000,000	7/17/2016	7/17/2016

If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

* Updated copies of Certificate of Insurance will be provided in the February 2017 Report.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 2 of 2)
SUPPORTING SCHEDULES

For Period: 5/1/2017 to 5/31/2017

Accounts Receivable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables	$ -	$ -	$ -	$ -	$ -
Post-petition receivables	1,494				1,494
Total	$ 1,494	$ -	$ -	$ -	$ 1,494

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	$ 5,006	$ 127,471	$ 98,983	$ 45,462	$ 276,922
Other Payables	107,360				107,360
Total	$ 112,366	$ 127,471	$ 98,983	$ 45,462	$ 384,282

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS					
	Month-end Retainer Balance	Current Month's Accrual	Paid in Current Month	Court Approval Date	Month-end Balance Due [1]
Debtor Counsel - Squire Patton Boggs	$ 54,678	$ (243,118)	$ -	7/17/2015	$ (188,440)
Debtor Local Counsel - S&W	25,000	(17,734)	-	7/16/2015	7,266
Debtor Canadian Counsel - DLA Piper	-	-	-	N/A	-
Canadian Information Officer - E&Y	40,196	-	(7,712)	N/A	40,196
EY Counsel - Borden Ladner Gervais	-	-	-	N/A	-
Debtor Financial Advisor - FTI Consulting	97,404	(57,610)	-	7/24/2015	39,794
Investment Bank - Moelis	-	-	-	11/6/2015	-
Lender's Counsel - Luskin Stern	-		-	N/A	-
Lender's Local Counsel - Fairfield & Woods	-	-	-	N/A	-
Lender's Financial Advisor - RPA	50,000	-	-	N/A	50,000
Lender's Technical Advisor - RPA	-	-	-	N/A	-
Lender's Counsel - Parsons Behle & Latiner	-	-	-	N/A	-
UCC Counsel - Cooley	-	(50,356)	-	8/14/2015	(50,356)
UCC Financial Advisor - Gavin Solmonese	-	(5,624)	-	8/19/2015	(5,624)
Epiq	10,947	(3,173)	(19,130)	7/23/2015	7,774
Total	NA	$ (377,615)	$ (26,841)		$ (99,390)

[1] Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES [2]			
Payee Name	Position	Nature of Payment	Amount
FTI Consulting	CRO and Temporary Staff	Professional Fees and Expenses	$ -

[2] List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S): Midway Gold Corp. 21 CASE NO: 15-16836

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 5/31/2017

Month	Year 4/30/2017		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	2,033				
February	2017		8,543				
March	2017		1,280				
TOTAL 1st Quarter		$	11,855.79	$	325	6455	4/28/2017
April	2017	$	63,480				
May	2017		30		650		
June	2017		0				
TOTAL 2nd Quarter		$	63,509.46	$	650		
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	0		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $14(NA	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999.........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999.........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold U.S. Inc. 2 CASE NO: 15-16835

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 5/31/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$	72,387			
February	2017		51,490			
March	2017		459,413			
TOTAL 1st Quarter		$	583,289.46 $	4,875	6454	4/28/2017
April	2017	$	233,794			
May	2017		97,498	4875		
June	2017		0			
TOTAL 2nd Quarter		$	331,292.24 $	4,875		
July	2017	$	0			
August	2017		0			
September	2017		0			
TOTAL 3rd Quarter		$	0.00 $	0		
October	2017	$	0			
November	2017		0			
December	2017		0			
TOTAL 4th Quarter		$	0.00 $	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999.....................	$325	$1,000,000 to $1,999,999.....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999.....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more.........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Services Company 16

CASE NO: 15-16840

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 5/31/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$ 18,459			
February	2017	10,465			
March	2017	11,803			
TOTAL 1st Quarter		$ 40,727.13	$ 650	1102	4/28/2017
April	2017	$ 14,452			
May	2017	12,100	650		
June	2017	0			
TOTAL 2nd Quarter		$ 26,551.58	$ 650		
July	2017	$ 0			
August	2017	0			
September	2017	0			
TOTAL 3rd Quarter		$ 0.00	$ 0		
October	2017	$ 0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter		$ 0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Mine ULC CASE NO: 15-16846

13

Form 2-F
QUARTERLY FEE SUMMARY

For the Month Ended: 5/31/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0			
February	2017		0			
March	2017		0			
TOTAL 1st Quarter		$	0.00	$ 325	6449	4/28/2017
April	2017	$	0			
May	2017		0	325		
June	2017		0			
TOTAL 2nd Quarter		$	0.00	$ 325		
July	2017	$	0			
August	2017		0			
September	2017		0			
TOTAL 3rd Quarter		$	0.00	$ 0		
October	2017	$	0			
November	2017		0			
December	2017		0			
TOTAL 4th Quarter		$	0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan Hold Co. 14 CASE NO: 15-16842

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 5/31/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$ 0			
February	2017	0			
March	2017	0			
TOTAL 1st Quarter		$ 0.00	$ 325	6451	4/28/2017
April	2017	$ 0			
May	2017	0	325		
June	2017	0			
TOTAL 2nd Quarter		$ 0.00	$ 325		
July	2017	$ 0			
August	2017	0			
September	2017	0			
TOTAL 3rd Quarter		$ 0.00	$ 0		
October	2017	$ 0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter		$ 0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan LLP 19 CASE NO: 15-16843

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 5/31/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0				
February	2017		0				
March	2017		0				
TOTAL 1st Quarter		$	0.00	$	325	6456	4/28/2017
April	2017	$	0				
May	2017		0		325		
June	2017		0				
TOTAL 2nd Quarter		$	0.00	$	325		
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	0		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR Hold Co. 15 | CASE NO: 15-16838

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 5/31/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$ 0			
February	2017	0			
March	2017	0			
TOTAL 1st Quarter		$ 0.00	$ 325	1102	4/28/2017
April	2017	$ 0			
May	2017	0	325		
June	2017	0			
TOTAL 2nd Quarter		$ 0.00	$ 325		
July	2017	$ 0			
August	2017	0			
September	2017	0			
TOTAL 3rd Quarter		$ 0.00	$ 0		
October	2017	$ 0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter		$ 0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR LLP 20 CASE NO: 15-16844

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 5/31/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	650				
February	2017		0				
March	2017		505				
TOTAL 1st Quarter		$	1,155.36	$	325	1103	4/28/2017
April	2017	$	650				
May	2017		0		325		
June	2017		0				
TOTAL 2nd Quarter		$	650.00	$	325		
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	0		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): RR Exploration 10 CASE NO: 15-16839

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 5/31/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$ 525			
February	2017	0			
March	2017	625			
TOTAL 1st Quarter		$ 1,150.18	$ 325	3449	4/28/2017
April	2017	$ 325			
May	2017	0	325		
June	2017	0			
TOTAL 2nd Quarter		$ 325.00	$ 325		
July	2017	$ 0			
August	2017	0			
September	2017	0			
TOTAL 3rd Quarter		$ 0.00	$ 0		
October	2017	$ 0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter		$ 0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Nevada Talon 5   CASE NO: 15-16841

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 5/31/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$	525			
February	2017		0			
March	2017		275			
TOTAL 1st Quarter		$	800.18 $	325	1075	4/28/2017
April	2017	$	325			
May	2017		0	325		
June	2017		0			
TOTAL 2nd Quarter		$	325.00 $	325		
July	2017	$	0			
August	2017		0			
September	2017		0			
TOTAL 3rd Quarter		$	0.00 $	0		
October	2017	$	0			
November	2017		0			
December	2017		0			
TOTAL 4th Quarter		$	0.00 $	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999......................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999......................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more.........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Realty 9 CASE NO: 15-16845

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 5/31/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$	325			
February	2017		0			
March	2017		0			
TOTAL 1st Quarter		$	325.00 $	325	2118	4/28/2017
April	2017	$	325			
May	2017		312	325		
June	2017		0			
TOTAL 2nd Quarter		$	636.68 $	325		
July	2017	$	0			
August	2017		0			
September	2017		0			
TOTAL 3rd Quarter		$	0.00 $	0		
October	2017	$	0			
November	2017		0			
December	2017		0			
TOTAL 4th Quarter		$	0.00 $	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (BC) Holding 6

CASE NO: 15-16847

Form 2-F
QUARTERLY FEE SUMMARY

For the Month Ended: 5/31/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0				
February	2017		0				
March	2017		0				
TOTAL 1st Quarter		$	0.00	$	325	6452	4/28/2017
April	2017	$	0				
May	2017		0		325		
June	2017		0				
TOTAL 2nd Quarter		$	0.00	$	325		
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	0		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (US) Holding Inc. CASE NO: 15-16848

7

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 5/31/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$ 0			
February	2017	0			
March	2017	0			
TOTAL 1st Quarter		$ 0.00	$ 325	6450	4/28/2017
April	2017	$ 0			
May	2017	0	325		
June	2017	0			
TOTAL 2nd Quarter		$ 0.00	$ 325		
July	2017	$ 0			
August	2017	0			
September	2017	0			
TOTAL 3rd Quarter		$ 0.00	$ 0		
October	2017	$ 0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter		$ 0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Golden Eagle Holding Inc. 8 CASE NO: 15-16837

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 5/31/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0			
February	2017		0			
March	2017		0			
TOTAL 1st Quarter		$	0.00	$ 325	6453	4/28/2017
April	2017	$	0			
May	2017		0	325		
June	2017		0			
TOTAL 2nd Quarter		$	0.00	$ 325		
July	2017	$	0			
August	2017		0			
September	2017		0			
TOTAL 3rd Quarter		$	0.00	$ 0		
October	2017	$	0			
November	2017		0			
December	2017		0			
TOTAL 4th Quarter		$	0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-G

NARRATIVE

For Period Ending: 5/31/2017

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred susequent to the report date.

See the following pages for the narrative.

This narrative covers the period of May 1, 2017 through May 31, 2017. Significant events occurring after this period will be reported in the subsequent monthly operating report unless otherwise indicated below.

Midway Gold US Inc. and the affiliated debtors and debtors in possession (collectively, the "Debtors") filed for relief under Chapter 11 of the United States Bankruptcy Code on June 22, 2015 (the "Petition Date"). Following the Petition Date, Debtors continued in possession of their remaining property and operated and managed their remaining business and affairs as debtors in possession pursuant to sections 1107 and 1108 of the Bankruptcy Code.

On May 1, 2017, Hale Capital Partners, L.P. filed a statement in support of Debtors' Second Amended Plan of Reorganization (the "Plan"). On May 2, 2017, the Court held a hearing on confirmation of the Plan. The Debtors argued for confirmation and the United States Trustee, the only Plan objector, argued against confirmation. The Court took the matter under advisement.

On May 11, 2017, the Court entered an order approving a stipulation between Debtor and Dorsey & Whitney LLP ("D&W") resolving the secured portion of D&W's proof of claim and allowing the balance as a general unsecured claim.

WELLS FARGO

MGC RESOURCES INC
DBA MIDWAY GOLD CORP.
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$12,945,725.37	$0.00	-$89,544.28	$12,856,181.09

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	05/08	500.00	Online Transfer Ref #Bb03Dvj8Cs to 6198288489 on 05/07/2017 0214 PM
	05/08	500.00	Online Transfer Ref #Bb03Dvj9Cp to 7271001724 on 05/07/2017 0215 PM
	05/08	10,000.00	Online Transfer Payroll Ref #Bb03Dxv8Tm
	05/11	3,914.31	WT 170511-164164 Bank of Nova Scotia /Bnf=Cassels Brock Blackwell LLP Srf# Gw00000003785675 Trn#170511164164 Rfb# 794
	05/11	6,817.60	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	05/12	758.48	WT 170512-000413 HSBC Bank Canada /Bnf=Computershare Srf# Gw00000003786607 Trn#170512000413 Rfb# 796
	05/12	7,711.57	WT 170512-000414 The Bank of Montrea /Bnf=Ernst Young Srf# Gw00000003786605 Trn#170512000414 Rfb# 795
	05/15	3,300.00	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	05/17	18.97	WT Seq#74164 Toronto-Dominion Bank /Bnf= Srf# Ti170512S9902200 Trn#170517074164 Rfb#
	05/23	10,000.00	Online Transfer Payroll Ref #Bb03G2Z2Pz

WELLS FARGO

Electronic debits/bank debits (continued)

Effective date	Posted date	Amount	Transaction detail
	05/30	19,129.74	WT Fed#02447 Silicon Valley Ban /Ftr/Bnf=Epiq Bankruptcy Solutions LLC Srf# Gw00000004188621 Trn#170530126574 Rfb# 798
	05/30	1,125.99	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
		$63,776.66	**Total electronic debits/bank debits**

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
	40.87	05/19	6448	123.95	05/03	6453	325.00	05/01
6439	4,750.00	05/03	6449	325.00	05/01	6454	4,875.00	05/01
6442*	7,250.00	05/03	6450	325.00	05/01	6455	325.00	05/01
6445*	3,500.00	05/03	6451	325.00	05/01	6456	325.00	05/01
6446	17.74	05/01	6452	325.00	05/01	6457	61.56	05/19
6447	2,873.50	05/01						
	$25,767.62	**Total checks paid**						

* Gap in check sequence.

$89,544.28	**Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
04/30	12,945,725.37	05/11	12,898,328.27	05/19	12,886,436.82
05/01	12,935,684.13	05/12	12,889,858.22	05/23	12,876,436.82
05/03	12,920,060.18	05/15	12,886,558.22	05/30	12,856,181.09
05/08	12,909,060.18	05/17	12,886,539.25		

Average daily ledger balance **$12,893,745.63**

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") dated April 24, 2017. Effective July 15, 2017, the subsection "Is your wireless operator authorized to provide information to assist in verifying your identity?" in the section titled "Rights and Responsibilities" is deleted and replaced with the following:

Is your wireless operator authorized to provide information to assist in verifying your identity?

Yes, and as a part of your account relationship, we may rely on this information to assist in verifying your identity.

You authorize your wireless operator (AT&T, Sprint, T-Mobile, U.S. Cellular, Verizon, or any other branded wireless operator) to use your mobile number, name, address, email, network status, customer type, customer role, billing type, mobile device identifiers (IMSI and IMEI) and other subscriber status details, if available, solely to allow verification of your identity and to compare information you have provided to Wells Fargo with your wireless operator account profile information for the duration of the business relationship.

WELLS FARGO

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer, we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

Please note the following in connection with your Wells Fargo Debit or ATM Card:
At certain ATMs inside Wells Fargo branches, during branch hours, your daily ATM withdrawal limit may not apply, and you may be able to access and perform transactions on accounts that are not linked to your card. At most ATMs, however, your daily ATM withdrawal limit will apply, and you will only have access to accounts linked to your card.

The Consumer Account Agreement, Business Account Agreement, and Selected Terms and Conditions for Wells Fargo Consumer Debit and ATM Cards; Business Debit, ATM and Deposit Cards; Campus Debit Card and Campus ATM Card; Wells Fargo Advisors Accounts; and Private Bank Debit Cards are revised as follows:

In the sections entitled, "Electronic fund transfer services", "Issuance of a card and Personal Identification Number (PIN)", "What you can do at Wells Fargo ATMs", "Daily limits and funds available for use with cards" and "Linking accounts for card access and designating primary account", references to "linked account(s)" and "accounts linked to your card" have been changed to "account(s)".

In the section entitled, "Daily limits and funds available for use with cards", modifications have been made to reflect that at certain ATMs inside Wells Fargo branches, during branch hours, your daily ATM withdrawal limit may not apply, and you may be able to access and perform transactions on accounts that are not linked to your card. At most ATMs, however, your daily ATM withdrawal limit will apply, and you will only have access to accounts linked to your card.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Business Market Rate Savings

WELLS FARGO

033299 1 AV 0.373 480045

MIDWAY GOLD US INC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
Telecommunications Relay Services calls accepted
1-800-CALL-WELLS (1-800-225-5935)

TTY: 1-800-877-4833
En español: 1-877-337-7454

Online: wellsfargo.com/biz

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

DCRE11UTGK 033299 NNNNNNNNN NNN NNN 001 002 163 134957 20437828 2

Your Business and Wells Fargo

Cash flow is a key indicator of the financial health of your business. Find tips and strategies for effective cash flow management at wellsfargoworks.com.

Activity summary

Beginning balance on 5/1	$4,862,798.04
Deposits/Credits	123.90
Withdrawals/Debits	- 0.00
Ending balance on 5/31	**$4,862,921.94**
Average ledger balance this period	$4,862,798.04

Account number: [redacted]
MIDWAY GOLD US INC
Colorado account terms and conditions apply
For Direct Deposit use
Routing Number (RTN): 102000076
For Wire Transfers use
Routing Number (RTN): 121000248

Interest summary

Interest paid this statement	$123.90
Average collected balance	$4,862,798.04
Annual percentage yield earned	0.03%
Interest earned this statement period	$123.90
Interest paid this year	$603.49

WELLS FARGO

Transaction history

Date	Description	Deposits/ Credits	Withdrawals/ Debits	Ending daily balance
5/31	Interest Payment	123.90		4,862,921.94
Ending balance on 5/31				**4,862,921.94**
Totals		**$123.90**	**$0.00**	

The Ending Daily Balance does not reflect any pending withdrawals or holds on deposited funds that may have been outstanding on your account when your transactions posted. If you had insufficient available funds when a transaction posted, fees may have been assessed.

Monthly service fee summary

For a complete list of fees and detailed account information, please see the Wells Fargo Fee and Information Schedule and Account Agreement applicable to your account or talk to a banker. Go to wellsfargo.com/feefaq to find answers to common questions about the monthly service fee on your account.

Fee period 05/01/2017 - 05/31/2017	Standard monthly service fee $6.00	You paid $0.00
How to avoid the monthly service fee	Minimum required	This fee period
Have any **ONE** of the following account requirements		
· Average collected balance	$500.00	$4,862,798.00 ☑
· Total automatic transfers from an eligible Wells Fargo business checking account	$25.00	$0.00 ☐

YCYC

Account transaction fees summary

Service charge description	Units used	Units included	Excess units	Service charge per excess units ($)	Total service charge ($)
Deposited Items	0	20	0	0.50	0.00
Cash Deposited ($)	0	5,000	0	0.0030	0.00
Total service charges					**$0.00**

134958

Analyzed Business Checking

WELLS FARGO

NEVADA TALON LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$531.14	$500.00	-$325.00	$706.14

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	05/08	500.00	Online Transfer Ref #Bb03Dvj8Cs From 6198288265 on 05/07/2017 0214 PM
		$500.00	**Total electronic deposits/bank credits**
		$500.00	**Total credits**

Debits

Checks paid

Number	*Amount*	*Date*
1075	325.00	05/01

$325.00	**Total checks paid**
$325.00	**Total debits**

WELLS FARGO

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
04/30	531.14	05/01	206.14	05/08	706.14

Average daily ledger balance **$593.23**

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") dated April 24, 2017. Effective July 15, 2017, the subsection "Is your wireless operator authorized to provide information to assist in verifying your identity?" in the section titled "Rights and Responsibilities" is deleted and replaced with the following:

Is your wireless operator authorized to provide information to assist in verifying your identity?

Yes, and as a part of your account relationship, we may rely on this information to assist in verifying your identity.

You authorize your wireless operator (AT&T, Sprint, T-Mobile, U.S. Cellular, Verizon, or any other branded wireless operator) to use your mobile number, name, address, email, network status, customer type, customer role, billing type, mobile device identifiers (IMSI and IMEI) and other subscriber status details, if available, solely to allow verification of your identity and to compare information you have provided to Wells Fargo with your wireless operator account profile information for the duration of the business relationship.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer, we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

Please note the following in connection with your Wells Fargo Debit or ATM Card:
At certain ATMs inside Wells Fargo branches, during branch hours, your daily ATM withdrawal limit may not apply, and you may be able to access and perform transactions on accounts that are not linked to your card. At most ATMs, however, your daily ATM withdrawal limit will apply, and you will only have access to accounts linked to your card.

The Consumer Account Agreement, Business Account Agreement, and Selected Terms and Conditions for Wells Fargo Consumer Debit and ATM Cards; Business Debit, ATM and Deposit Cards; Campus Debit Card and Campus ATM Card; Wells Fargo Advisors Accounts; and Private Bank Debit Cards are revised as follows:

In the sections entitled, "Electronic fund transfer services", "Issuance of a card and Personal Identification Number (PIN)", "What you can do at Wells Fargo ATMs", "Daily limits and funds available for use with cards" and "Linking accounts for card access and designating primary account", references to "linked account(s)" and "accounts linked to your card" have been changed to "account(s)".

In the section entitled, "Daily limits and funds available for use with cards", modifications have been made to reflect that at certain ATMs inside Wells Fargo branches, during branch hours, your daily ATM withdrawal limit may not apply, and you may be able to access and perform transactions on accounts that are not linked to your card. At most ATMs, however, your daily ATM withdrawal limit will apply, and you will only have access to accounts linked to your card.

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

MIDWAY GOLD REALTY LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$498,718.75	$0.00	-$636.68	$498,082.07

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	05/11	311.68	ACH Prep Origintn - Mgc Resources IN - File 7878782339 Coid 1452538923
		$311.68	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*	
2118	325.00	05/01	
	$325.00		**Total checks paid**
	$636.68		**Total debits**

WELLS FARGO

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
04/30	498,718.75	05/01	498,393.75	05/11	498,082.07

Average daily ledger balance **$498,182.61**

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") dated April 24, 2017. Effective July 15, 2017, the subsection "Is your wireless operator authorized to provide information to assist in verifying your identity?" in the section titled "Rights and Responsibilities" is deleted and replaced with the following:

Is your wireless operator authorized to provide information to assist in verifying your identity?

Yes, and as a part of your account relationship, we may rely on this information to assist in verifying your identity.

You authorize your wireless operator (AT&T, Sprint, T-Mobile, U.S. Cellular, Verizon, or any other branded wireless operator) to use your mobile number, name, address, email, network status, customer type, customer role, billing type, mobile device identifiers (IMSI and IMEI) and other subscriber status details, if available, solely to allow verification of your identity and to compare information you have provided to Wells Fargo with your wireless operator account profile information for the duration of the business relationship.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer, we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

Please note the following in connection with your Wells Fargo Debit or ATM Card:
At certain ATMs inside Wells Fargo branches, during branch hours, your daily ATM withdrawal limit may not apply, and you may be able to access and perform transactions on accounts that are not linked to your card. At most ATMs, however, your daily ATM withdrawal limit will apply, and you will only have access to accounts linked to your card.

The Consumer Account Agreement, Business Account Agreement, and Selected Terms and Conditions for Wells Fargo Consumer Debit and ATM Cards; Business Debit, ATM and Deposit Cards; Campus Debit Card and Campus ATM Card; Wells Fargo Advisors Accounts; and Private Bank Debit Cards are revised as follows:

In the sections entitled, "Electronic fund transfer services", "Issuance of a card and Personal Identification Number (PIN)", "What you can do at Wells Fargo ATMs", "Daily limits and funds available for use with cards" and "Linking accounts for card access and designating primary account", references to "linked account(s)" and "accounts linked to your card" have been changed to "account(s)".

In the section entitled, "Daily limits and funds available for use with cards", modifications have been made to reflect that at certain ATMs inside Wells Fargo branches, during branch hours, your daily ATM withdrawal limit may not apply, and you may be able to access and perform transactions on accounts that are not linked to your card. At most ATMs, however, your daily ATM withdrawal limit will apply, and you will only have access to accounts linked to your card.

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

RR EXPLORATION LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$431.90	$500.00	-$325.00	$606.90

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	05/08	500.00	Online Transfer Ref #Bb03Dvj9Cp From 6198288265 on 05/07/2017 0215 PM
		$500.00	**Total electronic deposits/bank credits**
		$500.00	**Total credits**

Debits

Checks paid

Number	*Amount*	*Date*	
3449	325.00	05/01	
	$325.00		**Total checks paid**
	$325.00		**Total debits**

WELLS FARGO

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
04/30	431.90	05/01	106.90	05/08	606.90

Average daily ledger balance **$493.99**

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") dated April 24, 2017. Effective July 15, 2017, the subsection "Is your wireless operator authorized to provide information to assist in verifying your identity?" in the section titled "Rights and Responsibilities" is deleted and replaced with the following:

Is your wireless operator authorized to provide information to assist in verifying your identity?

Yes, and as a part of your account relationship, we may rely on this information to assist in verifying your identity.

You authorize your wireless operator (AT&T, Sprint, T-Mobile, U.S. Cellular, Verizon, or any other branded wireless operator) to use your mobile number, name, address, email, network status, customer type, customer role, billing type, mobile device identifiers (IMSI and IMEI) and other subscriber status details, if available, solely to allow verification of your identity and to compare information you have provided to Wells Fargo with your wireless operator account profile information for the duration of the business relationship.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer, we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

Please note the following in connection with your Wells Fargo Debit or ATM Card:
At certain ATMs inside Wells Fargo branches, during branch hours, your daily ATM withdrawal limit may not apply, and you may be able to access and perform transactions on accounts that are not linked to your card. At most ATMs, however, your daily ATM withdrawal limit will apply, and you will only have access to accounts linked to your card.

The Consumer Account Agreement, Business Account Agreement, and Selected Terms and Conditions for Wells Fargo Consumer Debit and ATM Cards; Business Debit, ATM and Deposit Cards; Campus Debit Card and Campus ATM Card; Wells Fargo Advisors Accounts; and Private Bank Debit Cards are revised as follows:

In the sections entitled, "Electronic fund transfer services", "Issuance of a card and Personal Identification Number (PIN)", "What you can do at Wells Fargo ATMs", "Daily limits and funds available for use with cards" and "Linking accounts for card access and designating primary account", references to "linked account(s)" and "accounts linked to your card" have been changed to "account(s)".

In the section entitled, "Daily limits and funds available for use with cards", modifications have been made to reflect that at certain ATMs inside Wells Fargo branches, during branch hours, your daily ATM withdrawal limit may not apply, and you may be able to access and perform transactions on accounts that are not linked to your card. At most ATMs, however, your daily ATM withdrawal limit will apply, and you will only have access to accounts linked to your card.

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted] ■ May 1, 2017 - May 31, 2017 ■ Page 1 of 2

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MINE SERVICES LLC
8310 S VALLEY HWY
ENGLEWOOD CO 80112-5812

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$363.00	$0.00	$0.00	$363.00

Daily ledger balance summary

Date	*Balance*
04/30	363.00

Average daily ledger balance **$363.00**

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") dated April 24, 2017. Effective July 15, 2017, the subsection "Is your wireless operator authorized to provide information to assist in verifying your identity?" in the section titled "Rights and Responsibilities" is deleted and replaced with the following:

Is your wireless operator authorized to provide information to assist in verifying your identity?

Yes, and as a part of your account relationship, we may rely on this information to assist in verifying your identity.

You authorize your wireless operator (AT&T, Sprint, T-Mobile, U.S. Cellular, Verizon, or any other branded wireless operator) to use your mobile number, name, address, email, network status, customer type, customer role, billing type, mobile device identifiers (IMSI and IMEI) and other subscriber status details, if available, solely to allow verification of your identity and to compare information you have provided to Wells Fargo with your wireless operator account profile information for the duration of the business relationship.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer, we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

Please note the following in connection with your Wells Fargo Debit or ATM Card:
At certain ATMs inside Wells Fargo branches, during branch hours, your daily ATM withdrawal limit may not apply, and you may be able to access and perform transactions on accounts that are not linked to your card. At most ATMs, however, your daily ATM withdrawal limit will apply, and you will only have access to accounts linked to your card.

The Consumer Account Agreement, Business Account Agreement, and Selected Terms and Conditions for Wells Fargo Consumer Debit and ATM Cards; Business Debit, ATM and Deposit Cards; Campus Debit Card and Campus ATM Card; Wells Fargo Advisors Accounts; and Private Bank Debit Cards are revised as follows:

In the sections entitled, "Electronic fund transfer services", "Issuance of a card and Personal Identification Number (PIN)", "What you can do at Wells Fargo ATMs", "Daily limits and funds available for use with cards" and "Linking accounts for card access and designating primary account", references to "linked account(s)" and "accounts linked to your card" have been changed to "account(s)".

In the section entitled, "Daily limits and funds available for use with cards", modifications have been made to reflect that at certain ATMs inside Wells Fargo branches, during branch hours, your daily ATM withdrawal limit may not apply, and you may be able to access and perform transactions on accounts that are not linked to your card. At most ATMs, however, your daily ATM withdrawal limit will apply, and you will only have access to accounts linked to your card.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

MDW PAN HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
04/30	100.00

Average daily ledger balance **$100.00**

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") dated April 24, 2017. Effective July 15, 2017, the subsection "Is your wireless operator authorized to provide information to assist in verifying your identity?" in the section titled "Rights and Responsibilities" is deleted and replaced with the following:

WELLS FARGO

Is your wireless operator authorized to provide information to assist in verifying your identity?

Yes, and as a part of your account relationship, we may rely on this information to assist in verifying your identity.

You authorize your wireless operator (AT&T, Sprint, T-Mobile, U.S. Cellular, Verizon, or any other branded wireless operator) to use your mobile number, name, address, email, network status, customer type, customer role, billing type, mobile device identifiers (IMSI and IMEI) and other subscriber status details, if available, solely to allow verification of your identity and to compare information you have provided to Wells Fargo with your wireless operator account profile information for the duration of the business relationship.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer, we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

Please note the following in connection with your Wells Fargo Debit or ATM Card:
At certain ATMs inside Wells Fargo branches, during branch hours, your daily ATM withdrawal limit may not apply, and you may be able to access and perform transactions on accounts that are not linked to your card. At most ATMs, however, your daily ATM withdrawal limit will apply, and you will only have access to accounts linked to your card.

The Consumer Account Agreement, Business Account Agreement, and Selected Terms and Conditions for Wells Fargo Consumer Debit and ATM Cards; Business Debit, ATM and Deposit Cards; Campus Debit Card and Campus ATM Card; Wells Fargo Advisors Accounts; and Private Bank Debit Cards are revised as follows:

In the sections entitled, "Electronic fund transfer services", "Issuance of a card and Personal Identification Number (PIN)", "What you can do at Wells Fargo ATMs", "Daily limits and funds available for use with cards" and "Linking accounts for card access and designating primary account", references to "linked account(s)" and "accounts linked to your card" have been changed to "account(s)".

In the section entitled, "Daily limits and funds available for use with cards", modifications have been made to reflect that at certain ATMs inside Wells Fargo branches, during branch hours, your daily ATM withdrawal limit may not apply, and you may be able to access and perform transactions on accounts that are not linked to your card. At most ATMs, however, your daily ATM withdrawal limit will apply, and you will only have access to accounts linked to your card.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MDW-GR HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
04/30	100.00

Average daily ledger balance **$100.00**

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") dated April 24, 2017. Effective July 15, 2017, the subsection "Is your wireless operator authorized to provide information to assist in verifying your identity?" in the section titled "Rights and Responsibilities" is deleted and replaced with the following:

WELLS FARGO

Is your wireless operator authorized to provide information to assist in verifying your identity?

Yes, and as a part of your account relationship, we may rely on this information to assist in verifying your identity.

You authorize your wireless operator (AT&T, Sprint, T-Mobile, U.S. Cellular, Verizon, or any other branded wireless operator) to use your mobile number, name, address, email, network status, customer type, customer role, billing type, mobile device identifiers (IMSI and IMEI) and other subscriber status details, if available, solely to allow verification of your identity and to compare information you have provided to Wells Fargo with your wireless operator account profile information for the duration of the business relationship.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer, we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

Please note the following in connection with your Wells Fargo Debit or ATM Card:
At certain ATMs inside Wells Fargo branches, during branch hours, your daily ATM withdrawal limit may not apply, and you may be able to access and perform transactions on accounts that are not linked to your card. At most ATMs, however, your daily ATM withdrawal limit will apply, and you will only have access to accounts linked to your card.

The Consumer Account Agreement, Business Account Agreement, and Selected Terms and Conditions for Wells Fargo Consumer Debit and ATM Cards; Business Debit, ATM and Deposit Cards; Campus Debit Card and Campus ATM Card; Wells Fargo Advisors Accounts; and Private Bank Debit Cards are revised as follows:

In the sections entitled, "Electronic fund transfer services", "Issuance of a card and Personal Identification Number (PIN)", "What you can do at Wells Fargo ATMs", "Daily limits and funds available for use with cards" and "Linking accounts for card access and designating primary account", references to "linked account(s)" and "accounts linked to your card" have been changed to "account(s)".

In the section entitled, "Daily limits and funds available for use with cards", modifications have been made to reflect that at certain ATMs inside Wells Fargo branches, during branch hours, your daily ATM withdrawal limit may not apply, and you may be able to access and perform transactions on accounts that are not linked to your card. At most ATMs, however, your daily ATM withdrawal limit will apply, and you will only have access to accounts linked to your card.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted] May 1, 2017 - May 31, 2017 ■ Page 1 of 4

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MIDWAY SERVICES COMPANY
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$2,103.73	$20,000.00	-$12,726.25	$9,377.48

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	05/08	10,000.00	Online Transfer Payroll Ref #Bb03Dxv8Tm
	05/23	10,000.00	Online Transfer Payroll Ref #Bb03G2Z2Pz
		$20,000.00	**Total electronic deposits/bank credits**
		$20,000.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	05/03	23.79	Vsp Payment Ebillpymts 170502 1659359 Midway Services Compan
	05/09	4,345.12	WT Fed#02672 Bank of America, N /Ftr/Bnf=Paycom Payroll Wire Account Srf# Gw00000003707786 Trn#170509121720 Rfb# 793
	05/10	1,661.31	Unitedhealthcare Billing 033992194221 \Iea*1*170508161\

WELLS FARGO

Electronic debits/bank debits (continued)

Effective date	*Posted date*	*Amount*	*Transaction detail*
	05/22	35.00	Rocky Mtn Res Op Rmr MO Fee 170522 Rmrmwg Midway Services Comp
	05/23	3,700.37	WT Fed#05924 Bank of America, N /Ftr/Bnf=Paycom Payroll Wire Account Srf# Gw00000004035578 Trn#170523060155 Rfb# 797
	05/30	758.87	ACH Prep Origintn - Midway Mining CO - File 7878782339 Coid 1900985123
		$10,524.46	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*	*Number*	*Amount*	*Date*
1101	382.95	05/02	1102	650.00	05/01	1103	1,168.84	05/24
	$2,201.79		**Total checks paid**					

$12,726.25	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
04/30	2,103.73	05/08	11,046.99	05/23	11,305.19
05/01	1,453.73	05/09	6,701.87	05/24	10,136.35
05/02	1,070.78	05/10	5,040.56	05/30	9,377.48
05/03	1,046.99	05/22	5,005.56		

Average daily ledger balance **$5,867.05**

WELLS FARGO

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") dated April 24, 2017. Effective July 15, 2017, the subsection "Is your wireless operator authorized to provide information to assist in verifying your identity?" in the section titled "Rights and Responsibilities" is deleted and replaced with the following:

Is your wireless operator authorized to provide information to assist in verifying your identity?

Yes, and as a part of your account relationship, we may rely on this information to assist in verifying your identity.

You authorize your wireless operator (AT&T, Sprint, T-Mobile, U.S. Cellular, Verizon, or any other branded wireless operator) to use your mobile number, name, address, email, network status, customer type, customer role, billing type, mobile device identifiers (IMSI and IMEI) and other subscriber status details, if available, solely to allow verification of your identity and to compare information you have provided to Wells Fargo with your wireless operator account profile information for the duration of the business relationship.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer, we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

Please note the following in connection with your Wells Fargo Debit or ATM Card:
At certain ATMs inside Wells Fargo branches, during branch hours, your daily ATM withdrawal limit may not apply, and you may be able to access and perform transactions on accounts that are not linked to your card. At most ATMs, however, your daily ATM withdrawal limit will apply, and you will only have access to accounts linked to your card.

The Consumer Account Agreement, Business Account Agreement, and Selected Terms and Conditions for Wells Fargo Consumer Debit and ATM Cards; Business Debit, ATM and Deposit Cards; Campus Debit Card and Campus ATM Card; Wells Fargo Advisors Accounts; and Private Bank Debit Cards are revised as follows:

In the sections entitled, "Electronic fund transfer services", "Issuance of a card and Personal Identification Number (PIN)", "What you can do at Wells Fargo ATMs", "Daily limits and funds available for use with cards" and "Linking accounts for card access and designating primary account", references to "linked account(s)" and "accounts linked to your card" have been changed to "account(s)".

In the section entitled, "Daily limits and funds available for use with cards", modifications have been made to reflect that at certain ATMs inside Wells Fargo branches, during branch hours, your daily ATM withdrawal limit may not apply, and you may be able to access and perform transactions on accounts that are not linked to your card. At most ATMs, however, your daily ATM withdrawal limit will apply, and you will only have access to accounts linked to your card.

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MIDWAY PAN MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
04/30	100.00

Average daily ledger balance **$100.00**

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") dated April 24, 2017. Effective July 15, 2017, the subsection "Is your wireless operator authorized to provide information to assist in verifying your identity?" in the section titled "Rights and Responsibilities" is deleted and replaced with the following:

WELLS FARGO

Is your wireless operator authorized to provide information to assist in verifying your identity?

Yes, and as a part of your account relationship, we may rely on this information to assist in verifying your identity.

You authorize your wireless operator (AT&T, Sprint, T-Mobile, U.S. Cellular, Verizon, or any other branded wireless operator) to use your mobile number, name, address, email, network status, customer type, customer role, billing type, mobile device identifiers (IMSI and IMEI) and other subscriber status details, if available, solely to allow verification of your identity and to compare information you have provided to Wells Fargo with your wireless operator account profile information for the duration of the business relationship.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer, we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

Please note the following in connection with your Wells Fargo Debit or ATM Card:
At certain ATMs inside Wells Fargo branches, during branch hours, your daily ATM withdrawal limit may not apply, and you may be able to access and perform transactions on accounts that are not linked to your card. At most ATMs, however, your daily ATM withdrawal limit will apply, and you will only have access to accounts linked to your card.

The Consumer Account Agreement, Business Account Agreement, and Selected Terms and Conditions for Wells Fargo Consumer Debit and ATM Cards; Business Debit, ATM and Deposit Cards; Campus Debit Card and Campus ATM Card; Wells Fargo Advisors Accounts; and Private Bank Debit Cards are revised as follows:

In the sections entitled, "Electronic fund transfer services", "Issuance of a card and Personal Identification Number (PIN)", "What you can do at Wells Fargo ATMs", "Daily limits and funds available for use with cards" and "Linking accounts for card access and designating primary account", references to "linked account(s)" and "accounts linked to your card" have been changed to "account(s)".

In the section entitled, "Daily limits and funds available for use with cards", modifications have been made to reflect that at certain ATMs inside Wells Fargo branches, during branch hours, your daily ATM withdrawal limit may not apply, and you may be able to access and perform transactions on accounts that are not linked to your card. At most ATMs, however, your daily ATM withdrawal limit will apply, and you will only have access to accounts linked to your card.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted] ■ May 1, 2017 - May 31, 2017 ■ Page 1 of 2

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MIDWAY GOLD ROCK MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
04/30	100.00

Average daily ledger balance **$100.00**

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") dated April 24, 2017. Effective July 15, 2017, the subsection "Is your wireless operator authorized to provide information to assist in verifying your identity?" in the section titled "Rights and Responsibilities" is deleted and replaced with the following:

WELLS FARGO

Is your wireless operator authorized to provide information to assist in verifying your identity?

Yes, and as a part of your account relationship, we may rely on this information to assist in verifying your identity.

You authorize your wireless operator (AT&T, Sprint, T-Mobile, U.S. Cellular, Verizon, or any other branded wireless operator) to use your mobile number, name, address, email, network status, customer type, customer role, billing type, mobile device identifiers (IMSI and IMEI) and other subscriber status details, if available, solely to allow verification of your identity and to compare information you have provided to Wells Fargo with your wireless operator account profile information for the duration of the business relationship.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer, we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

Please note the following in connection with your Wells Fargo Debit or ATM Card:
At certain ATMs inside Wells Fargo branches, during branch hours, your daily ATM withdrawal limit may not apply, and you may be able to access and perform transactions on accounts that are not linked to your card. At most ATMs, however, your daily ATM withdrawal limit will apply, and you will only have access to accounts linked to your card.

The Consumer Account Agreement, Business Account Agreement, and Selected Terms and Conditions for Wells Fargo Consumer Debit and ATM Cards; Business Debit, ATM and Deposit Cards; Campus Debit Card and Campus ATM Card; Wells Fargo Advisors Accounts; and Private Bank Debit Cards are revised as follows:

In the sections entitled, "Electronic fund transfer services", "Issuance of a card and Personal Identification Number (PIN)", "What you can do at Wells Fargo ATMs", "Daily limits and funds available for use with cards" and "Linking accounts for card access and designating primary account", references to "linked account(s)" and "accounts linked to your card" have been changed to "account(s)".

In the section entitled, "Daily limits and funds available for use with cards", modifications have been made to reflect that at certain ATMs inside Wells Fargo branches, during branch hours, your daily ATM withdrawal limit may not apply, and you may be able to access and perform transactions on accounts that are not linked to your card. At most ATMs, however, your daily ATM withdrawal limit will apply, and you will only have access to accounts linked to your card.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

MDW GOLD ROCK LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$60,824.66	$0.00	-$650.00	$60,174.66

Debits

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*
1102	325.00	05/01	1103	325.00	05/01
		$650.00	**Total checks paid**		
		$650.00	**Total debits**		

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
04/30	60,824.66	05/01	60,174.66

Average daily ledger balance **$60,174.66**

IMPORTANT ACCOUNT INFORMATION

WELLS FARGO

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") dated April 24, 2017. Effective July 15, 2017, the subsection "Is your wireless operator authorized to provide information to assist in verifying your identity?" in the section titled "Rights and Responsibilities" is deleted and replaced with the following:

Is your wireless operator authorized to provide information to assist in verifying your identity?

Yes, and as a part of your account relationship, we may rely on this information to assist in verifying your identity.

You authorize your wireless operator (AT&T, Sprint, T-Mobile, U.S. Cellular, Verizon, or any other branded wireless operator) to use your mobile number, name, address, email, network status, customer type, customer role, billing type, mobile device identifiers (IMSI and IMEI) and other subscriber status details, if available, solely to allow verification of your identity and to compare information you have provided to Wells Fargo with your wireless operator account profile information for the duration of the business relationship.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer, we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

Please note the following in connection with your Wells Fargo Debit or ATM Card:
At certain ATMs inside Wells Fargo branches, during branch hours, your daily ATM withdrawal limit may not apply, and you may be able to access and perform transactions on accounts that are not linked to your card. At most ATMs, however, your daily ATM withdrawal limit will apply, and you will only have access to accounts linked to your card.

The Consumer Account Agreement, Business Account Agreement, and Selected Terms and Conditions for Wells Fargo Consumer Debit and ATM Cards; Business Debit, ATM and Deposit Cards; Campus Debit Card and Campus ATM Card; Wells Fargo Advisors Accounts; and Private Bank Debit Cards are revised as follows:

In the sections entitled, "Electronic fund transfer services", "Issuance of a card and Personal Identification Number (PIN)", "What you can do at Wells Fargo ATMs", "Daily limits and funds available for use with cards" and "Linking accounts for card access and designating primary account", references to "linked account(s)" and "accounts linked to your card" have been changed to "account(s)".

In the section entitled, "Daily limits and funds available for use with cards", modifications have been made to reflect that at certain ATMs inside Wells Fargo branches, during branch hours, your daily ATM withdrawal limit may not apply, and you may be able to access and perform transactions on accounts that are not linked to your card. At most ATMs, however, your daily ATM withdrawal limit will apply, and you will only have access to accounts linked to your card.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

BURNABY CENTRE BRANCH
1933 WILLINGDON AVE
BURNABY, BC V5C 5J3

TD Canada Trust

Tel: 1-866-222-3456
TTY: 1-800-361-1180

TDCDA11100_1277248_007 E U 09656 00117

MIDWAY GOLD CORP.
8310 SOUTH VALLEY HWY SUITE 280
ENGLEWOOD CO 80112 USA

Statement of Account		Account Type	Statement From - To
Branch No.	Account No.	CURRENT ACCOUNT	APR 28/17 - MAY 31/17
9656	[redacted]		Page 1 of 2

DESCRIPTION	CHEQUE/DEBIT	DEPOSIT/CREDIT	DATE	BALANCE
BALANCE FORWARD			APR28	446.65
CHQ#00000-3144061892	50.00		MAY01	
CIPS CREDIT INTEREST		1.35	MAY01	398.00
IWPN CHARGES	5.00		MAY23	
CMS-BR/PT FEES	30.00		MAY23	363.00
SERVICE CHARGE	1.25		MAY31	
PAPER STMT FEE	5.00		MAY31	356.75

1 CHQ ENCLOSED NEXT STATEMENT DATE IS JUN 30/17
MONTHLY AVER. CR. BAL. $387.63
MONTHLY MIN. BAL. $356.75
DEP CONTENT- CASH 0 ITEMS 0 UNC BATCH 0

	No.	Amount
Credits	1	1.35
Debits	5	91.25

-
-
-

Please ensure that you report in writing any errors or irregularities found within this statement within 30 days of the statement date. If you do not, the statement of account shall be conclusively deemed correct except for any amount credited to the account in error.

Accounts issued by: THE TORONTO-DOMINION BANK

Midway Gold Corp / MG US-Balance Sheet

Reconciliation Summary

Account Number	00058486	2.10112
Account Description	Wells Fargo (USD)	
Period Ending	5/31/2017	

Balance per Bank Statement	12,856,181.09
Add Pending Deposits	.00
Less Outstanding Checks	33,619.20-
	12,822,561.89
Balance per General Ledger	12,822,561.89
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
KPMG LLP	5/12/2017	00006459	33,619.20-
			33,619.20-

Midway Gold Corp / MG US-Balance Sheet

Reconciliation Summary

Account Number	00824787	2.10118
Account Description	Wells Fargo Savings (USD)	
Period Ending	5/31/2017	

Balance per Bank Statement	4,862,921.94
Add Pending Deposits	.00
Less Outstanding Checks	.00
	4,862,921.94
Balance per General Ledger	4,862,921.94
Variance	.00

Midway Gold Corp / NV Talon-Balance Sheet

Reconciliation Summary

Account Number	00059200	5.10112
Account Description	Wells Fargo (USD)	
Period Ending	5/31/2017	

Balance per Bank Statement	706.14
Add Pending Deposits	.00
Less Outstanding Checks	.00
	706.14
Balance per General Ledger	706.14
Variance	.00

Midway Gold Corp / MGR-Balance Sheet

Reconciliation Summary		
Account Number	00060152	9.10112
Account Description	Wells Fargo (USD)	
Period Ending	5/31/2017	

Balance per Bank Statement	498,082.07
Add Pending Deposits	.00
Less Outstanding Checks	.00
	498,082.07
Balance per General Ledger	498,082.07
Variance	.00

Midway Gold Corp / RR Exploration Balance Sheet

Reconciliation Summary

Account Number	00376862	10.10112
Account Description	Wells Fargo (USD)	
Period Ending	5/31/2017	

Balance per Bank Statement	606.90
Add Pending Deposits	.00
Less Outstanding Checks	.00
	606.90
Balance per General Ledger	606.90
Variance	.00

Midway Gold Corp / Mine Services LLC

Reconciliation Summary		
Account Number	00537122	11.10112
Account Description	Wells Fargo (USD)	
Period Ending	5/31/2017	

Balance per Bank Statement	363.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	363.00
Balance per General Ledger	363.00
Variance	.00

Midway Gold Corp / MDW Pan Hold Corp

Reconciliation Summary

Account Number	00544250	14.10112
Account Description	Wells Fargo (USD)	
Period Ending	5/31/2017	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW GR Holding Corp

Reconciliation Summary

Account Number	00544498	15.10112
Account Description	Wells Fargo (USD)	
Period Ending	5/31/2017	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Mining Co

Reconciliation Summary

Account Number	00544746	16.10112
Account Description	Wells Fargo (USD)	
Period Ending	5/31/2017	

Balance per Bank Statement	9,377.48
Add Pending Deposits	.00
Less Outstanding Checks	406.74-
	8,970.74
Balance per General Ledger	8,970.74
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
MetLife Group Benefits	5/30/2017	00001104	382.95-
Vision Service Plan	5/30/2017	00145381	23.79-
			406.74-

Midway Gold Corp / Midway Pan Mine Co

Reconciliation Summary

Account Number	00544994	17.10112
Account Description	Wells Fargo (USD)	
Period Ending	5/31/2017	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Gold Rock Mine

Reconciliation Summary

Account Number	00545242	18.10112
Account Description	Wells Fargo (USD)	
Period Ending	5/31/2017	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW Pan LLP

Reconciliation Summary

Account Number	00545490	19.10112
Account Description	Wells Fargo (USD)	
Period Ending	5/31/2017	

Balance per Bank Statement	.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
Balance per General Ledger	.00
Variance	.00

Midway Gold Corp / MDW Gold Rock LLP

Reconciliation Summary

Account Number	00545738	20.10112
Account Description	Wells Fargo (USD)	
Period Ending	5/31/2017	

Balance per Bank Statement	60,174.66
Add Pending Deposits	.00
Less Outstanding Checks	.00
	60,174.66
Balance per General Ledger	60,174.66
Variance	.00

Midway Gold Corp / MDW-Balance Sheet

Reconciliation Summary

Account Number	00807893	21.10211
Account Description	TD Canada Trust (CAD)	
Period Ending	5/31/2017	

Balance per Bank Statement	356.75
Add Pending Deposits	.00
Less Outstanding Checks	.00
	356.75
Balance per General Ledger	356.75
Variance	.00